UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 14, 2004

                                AIRGATE PCS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    027455                  58-2422929
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

                    Harris Tower, 233 Peachtree Street, N.E.
                                   Suite 1700
                             Atlanta, Georgia 30303
                              (Address of Principal
                               Executive Offices)


                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.        Entry into a Material Definitive Agreement

On December 14, 2004, at 9:00 a.m. ET, AirGate PCS, Inc., a Delaware corporation, held a conference call to discuss its financial and operating results for the fourth quarter and fiscal year ended September 30, 2004. A copy of the transcript of that call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

         99.1 Transcript of conference call held by AirGate PCS, Inc. on December 14, 2004 at 9:00 a.m. ET to discuss its financial and operating results for the fourth quarter and fiscal year ended September 30, 2004.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AIRGATE PCS, INC.



Date: December 15, 2004                  By: /s/ William J. Loughman
                                             William J. Loughman
                                             Chief Financial Officer

                                 EXHIBIT INDEX
   Exhibit No.      Description
   -----------      -----------

         99.1 Transcript of conference call held by AirGate PCS, Inc. on December 14, 2004 at 9:00 a.m. ET to discuss its financial and operating results for the fourth quarter and fiscal year ended September 30, 2004.